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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 29, 2005
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                              ACUITY BRANDS, INC.
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             (Exact name of registrant as specified in its charter)

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
               DELAWARE              001-16583         58-2632672
      (State or other jurisdiction  (Commission      (IRS Employer
           of incorporation)        File Number)  Identification No.)

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
         1170 PEACHTREE ST., N.E., SUITE 2400, ATLANTA, GA        30309
        (Address of principal executive offices)             (Zip Code)

        Registrant's telephone number, including area code 404-853-1400
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                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     As discussed below in Item 5.02, Acuity Brands, Inc. (the "Company") has appointed John K. Morgan as (1) an Executive Vice President of the Company and
(2) President and Chief Executive Officer of Acuity Lighting Group, Inc., a wholly owned subsidiary of the Company through which the Company operates its lighting equipment business. In connection therewith, the Company is entering into an Amended and Restated Employment Agreement with Mr. Morgan, dated as of July 29, 2005. Pursuant thereto, Mr. Morgan will receive an initial annual base salary of $500,000, a target annual incentive payment of 60% of base salary under the Company's Management Compensation and Incentive Plan and related Plan Rules for the fiscal year ended August 31, 2006, and a one-time option grant for 160,000 shares of the Company's common stock which will vest in four equal annual installments commencing one year from the date of grant. Mr. Morgan is also eligible to participate in employee benefit plans and perquisites afforded to executives at his level and for continued coverage in the Acuity Brands, Inc. 2002 Supplemental Executive Retirement Plan, the Acuity Brands, Inc. Supplemental Deferred Savings Plan, and the Company's director and officer liability insurance. In addition, Mr. Morgan would be entitled to a retention bonus payment of $500,000 should the Company name a President other than Mr. Morgan or Vernon J. Nagel, the Company's current Chairman, President and Chief Executive Officer, within the next three years, provided Mr. Morgan remains in the Company's employment for a period of six months following such appointment.

     Further, Mr. Morgan and the Company are parties to a Severance Agreement and a Severance Protection Agreement. Additional information with respect to such agreements is contained in the Company's definitive Proxy Statement (the "Proxy Statement") filed with the Securities and Exchange Commission on November 15, 2004 under the section entitled "Executive Compensation - Employment Contracts, Severance Arrangements and Other Agreements" and is incorporated into this Item 1.01 by reference. In connection with the appointment described herein, these agreements have been amended effective July 29, 2005. Other than as set forth below with respect to the Severance Protection Agreement, the terms and conditions of these agreements as described in the Proxy Statement remain unchanged in all material respects.

     As amended, the Severance Protection Agreement entitles Mr. Morgan to certain compensation should there be, in the 12-month period following a Change in Control (as defined in the Severance Protection Agreement), an adverse change (in Mr. Morgan's reasonable judgment) in the status, title, position or responsibilities of the officer to whom Mr. Morgan reported immediately prior to a Change in Control, provided Mr. Morgan remains in the Company's employment for a period of one year following the Change in Control. Specifically, under such circumstances Mr. Morgan would be entitled to receive a lump sum cash payment equal to two times the sum of his base salary and bonus (in each case at least equal to his base salary and bonus prior to a Change in Control), subject to certain adjustments, and a lump sum cash payment equivalent to certain retirement benefits he would be entitled to receive based on an additional two years of employment with the Company. Further, all restrictions on any outstanding incentive awards would lapse and become fully vested, all outstanding stock options would become fully vested and immediately exercisable, and the Company would be required to purchase for cash, on demand, at the then per-share fair market value, any shares of unrestricted stock and shares purchased upon exercise of options. In general, such compensation would offset, and not be in addition to, other compensation which may be paid to Mr. Morgan pursuant to the Severance Protection Agreement and other applicable retirement benefit plans in which Mr. Morgan participates.


ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     Effective as of July 29, 2005, Kenneth W. Honeycutt, Jr. retired from his position as President and Chief Executive Officer of Acuity Lighting Group, Inc. in connection with his retirement from the Company on December 31, 2005. John K. Morgan has been appointed, effective as of July 29, 2005, as an Executive Vice President of the Company and the President and Chief Executive Officer of Acuity Lighting Group, Inc. Until such time, Mr. Morgan served as President and Chief Development Officer of the Company. Vernon J. Nagel, the Company's current Chairman and Chief Executive Officer, also assumed the title and responsibilities of President of the Company, effective as of July 29, 2005. Additional information with respect to Mr. Morgan and Mr. Nagel is contained in the Proxy Statement under the section entitled "Management -- Executive Officers" and is incorporated into this Item
5.02 by reference. Further, the information regarding Mr. Morgan's Amended and Restated Employment Agreement contained above in Item 1.01 is incorporated into this Item 5.02 by reference. Information regarding Mr. Nagel's employment agreement with the Company is contained in the Proxy Statement under the section entitled "Executive Compensation - Employment Contracts, Severance Arrangements and Other Agreements" and is incorporated into this Item 5.02 by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  August 4, 2005


                               ACUITY BRANDS, INC.




                              By:      /s/ Kenyon W. Murphy
                                 -----------------------------------------------
                                       Kenyon W. Murphy
                                       Senior Vice President and General Counsel